The Advisors’ Inner Circle Fund (the “Trust”)

THB Asset Management MicroCap Fund (the “Fund”)

Supplement dated February 12, 2021

to the Fund’s Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”),

each dated February 28, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

As publicly announced on November 4, 2020, Thomson Horstmann & Bryant, Inc. (“THB”), the Fund’s investment adviser, has entered into an agreement with Victory Capital Management Inc. (“Victory Capital”), pursuant to which Victory Capital will acquire certain assets, intellectual property, books and records, and liabilities of THB (the “Transaction”). In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) has approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created series of Victory Portfolios (the “Acquiring Fund”), which will be managed by Victory Capital (the “Reorganization”).

The Acquiring Fund and the Fund are expected to have the same investment objective and portfolio management team and substantially similar principal investment strategies, investment processes, and principal risks. The Acquiring Fund and the Fund are also expected to have substantially similar fundamental investment policies and limitations. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The Reorganization is subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Fund on March 3, 2021 will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses. Prior to the Reorganization, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectus. If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close on or about April 30, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund or the Acquiring Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganization. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THB-SK-006-0200